Exhibit 32


                  CERTIFICATION PURSUANT TO
                   18 U.S.C. Section 1350
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cienega Creek Holdings, Inc.
(the "Registrant") on Form 10-Q for the period ending September 30, 2009, as filed with the securities and exchange commission on the date hereof (the "Annual Report"), I, Michael A. Klinicki, Chairman of the Board, Chief Executive Officer and chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, that:


 (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




Date: November 20, 2009         By:  /s/ Michael A. Klinicki
                                   Name: Michael A. Klinicki
                                   Title: President and Chief Executive Officer
                                         (Principal Executive Officer), and
                                          Chief Financial Officer
                                         (Principal Financial Officer)